Prospectus Supplement

John Hancock Municipal Securities Trust (the Trust)

John Hancock High Yield Municipal Bond Fund (the fund)

Supplement dated June 23, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

At its meeting held on June 20-23, 2022, the Trust’s Board of Trustees approved a reduction in the eligibility for investments in Class A shares with no front-end sales charge from $1 million to $250,000 and a change in the Contingent Deferred Sales Charge (CDSC) on such Class A share investments from 1% for the first year after purchase to 1% for the first 18 months after purchase, effective August 1, 2022 (the Effective Date). As a result, the “Shareholder fees” table in the “Fund summary” section is amended and restated as follows:

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $250,000 or more)	1.00	None	None
Small account fee ($) (for fund account balances under $1,000)	20	20	None	None

In addition, as of the Effective Date, the following similar information in the “Class cost structure” subsection of the “Your account” section is amended and restated as follows:

Class A shares

•	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

•	Distribution and service (Rule 12b-1) fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees until September 30, 2022)

•	A 1.00% Contingent Deferred Sales Charge (CDSC) on certain shares sold within 18 months of purchase

Additionally, as of the Effective Date, the following similar information in the “How sales charges for Class A and Class C shares are calculated” subsection of the “Your account” section is amended and restated as follows:

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 99,999	4.00	4.17
100,000–249,999	3.50	3.63
250,000 and over	See below

*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.

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Investments of $250,000 or more

Class A shares are available with no front-end sales charge on investments of $250,000 or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within eighteen months of purchase, as follows:

Class A deferred charges on investments of $250,000 or more

Months after purchase	CDSC (%)
First 18 months	1.00
After first 18 months	None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.